Revenues	12 Months Ended
Dec. 31, 2023
Revenues [Abstract]
Revenues
17.	Revenues

Revenues are comprised of the following:

	2021	2022	2023
Time charter revenues	56,367	73,362	74,006
Time charter revenues from related party (Note 5)	-	7,294	8,943
Total	56,367	80,656	82,949

The Company typically enters into time charters for periods ranging between three to fifteen years and includes a charterer’s option to renew for a further two one-year periods at predetermined daily rates. Due to the volatility of the charter rates, the Company only accounts for the options when the charterer gives notice that the option will be exercised. In a time charter contract, the vessel is hired by the charterer for a specified period of time in exchange for consideration which is based on a daily hire rate. The charterer has the full discretion over the ports visited, shipping routes and vessel speed. The contract/charter party generally provides typical warranties regarding the speed and performance of the vessel. The charter party generally has some owner protective restrictions such that the vessel is sent only to safe ports by the charterer, subject always to compliance with applicable sanction laws, and carry only lawful or non-hazardous cargo. In a time charter contract, the Company is responsible for all the costs incurred for running the vessel such as crew costs, vessel insurance, repairs and maintenance and lubes. The charterer bears the voyage related costs such as bunker expenses, port charges and canal tolls during the hire period. The charterer generally pays the charter hire in advance of the upcoming contract period.

As of December 31, 2023, all of the Company’s vessels are employed under time charters.